Supplement dated May 5, 2016

to Prospectuses dated May 1, 2016 for

Protective Variable Annuity (L Series, B Series, and C Series)

and

Protective Rewards II, and

To Prospectus dated December 5, 2014 for

Protective Access XL, and

To Prospectus dated November 24, 2014 for

Protective Rewards Elite, and

To Prospectus dated May 1, 2007

for Protective Access

Issued by

Protective Life Insurance Company

Protective Variable Annuity Separate Account

and

To Prospectus dated May 1, 2015 for

Protective Variable Annuity NY (L Series, B Series, and C Series), and

To Prospectus dated October 3, 2011 for

Protective Access XL NY, and

To Prospectuses dated October 1, 2011 for

Protective Rewards II NY

and

Protective Rewards Elite NY

Issued By

Protective Life and Annuity Insurance Company

Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your variable annuity product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Currently, if you purchased an optional SecurePay guaranteed living benefit rider, you may not make any Purchase Payments on or after the Benefit Election Date.  In addition, effective May 20, 2016, if you have elected a SecurePay guaranteed living benefit rider, or if you purchase a SecurePay rider under the RightTime option in the future, we will no longer accept any Purchase Payments received two years or more after the date the SecurePay rider is issued.

Accordingly, effective May 20, 2016, if we receive a Purchase Payment two years or more after the rider is issued, or on or after the Benefit Election Date, whichever comes first, we will return it to the current address on file for you or as otherwise instructed by you or your authorized representative. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract, however, you will be given the option of purchasing a new variable annuity contract.

Also, effective May 20, 2016, if your Contract includes an optional SecurePay rider, any current automatic purchase payment plan will be terminated two years after the SecurePay rider was issued.

Effective May 20, 2016, if you have elected an optional Protective Income Manager guaranteed living benefit rider, or if you purchase a Protective Income Manager rider under the RightTime option in the future, we will no longer accept any Purchase Payments received more than 120 days after the date the Protective Income Manager rider is issued. If we receive a Purchase Payment more than 120 days after the Protective Income Manager rider is issued, we will return it to the current address on file for you or as otherwise instructed by you or your authorized representative. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract, however, you will be given the option of purchasing a new variable annuity contract.

Except as set forth above, we will continue to accept Purchase Payments subject to the terms and conditions set forth in your Prospectus.   If you have any questions regarding this supplement or your SecurePay rider, or Protective Income Manager rider, please contact us toll free at 1-800-456-6330.